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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-38896) of Recognition International Inc. of our report dated January 27, 1995, appearing on Page F-2 of this Annual Report on Form 11-K.





/s/ PRICE WATERHOUSE LLP


Dallas, Texas
February 13, 1995